Earnings (Loss) Per Share	6 Months Ended
Jun. 30, 2018
Earnings Per Share [Abstract]
Earnings (Loss) Per Share

5. EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is computed by dividing earnings (loss) available to common shareholders by the weighted-average number of ordinary shares outstanding during the period. Diluted earnings (loss) per share reflects the potential dilution that could occur, if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares, or resulted in the issuance of ordinary shares that shared in the earnings of the entity.

Components of basic and diluted earnings per share were as follows for the six months ended June 30, 2018 and 2017:

	Six Months	Six Months
	Ended	Ended
	June 30, 2018	June 30, 2017
	(Unaudited)	(Unaudited)
Numerator:
Net income attributable to the Company	$2,004,697	$34,697
Denominator:
Weighted average outstanding ordinary shares-Basic	40,690,019	40,231,159
-dilutive effect of stock options- employees	958,109	-
-dilutive effect of stock options- nonemployees	64,556	-
Weighted average outstanding ordinary shares- Diluted	41,712,684	40,231,159
Earnings per share:
Basic	$0.05	$0.00
Diluted	$0.05	$0.00

Warrants for the purchase of 525,621 shares were not included in the calculations for the six months ended June 30, 2018 and 2017 as their effect would have been anti-dilutive. The incremental shares were added to denominator for the period that stock options were outstanding due to the average market price of the Company’s stock in the period exceeded the exercise prices of the stock options granted to the Company’s employees and various consultants. The incremental shares were computed under the treasury stock method. Because the effect would be anti-dilutive, there were 2,973,000 stock options outstanding that were not included in the computation of dilutive weighted-average shares outstanding for the six months ended June 30,2017.